                                                               November 11, 1996

Dear Fellow Shareholders:

I am pleased to provide you with the annual report for Heritage Income Trust-Intermediate Government Fund (the "Fund") for the fiscal year ended September 30, 1996. For this period the "A" shares and "C" shares of your Fund returned +3.24% and +3.04%, respectively.*

On February 1, 1996 your Fund's investment policies were broadened and its name changed from the Limited Maturity Government Portfolio to the Intermediate Government Fund. In the letter that follows, H. Peter Wallace, a senior vice president of Heritage Asset Management Inc. ("Heritage") and the portfolio manager for your Fund, discusses how your Fund was managed over the past fiscal year and his outlook for your Fund going forward. I hope you find his comments useful in better understanding how your Fund is managed.

We continue to believe that income-oriented assets such as your Fund may play a significant role in a properly structured investment portfolio. Because every individual has unique goals, we encourage you to work with your financial advisors in order to ensure that your investment plan is consistent with your goals.

If there are ever any ways in which you believe we could serve you better, please call us at 800-709-3863. On behalf of all of us at Heritage, thank you for your continuing investment in Heritage Income Trust-Intermediate Government Fund.

                                           Sincerely,

                                           /s/ STEPHEN G. HILL
                                           Stephen G. Hill
                                           President

---------------
* Calculated without the imposition of front-end or contingent deferred sales charges.

Heritage Income Trust-Intermediate Government Fund is a member of the Heritage Family of Mutual Funds. Other investment alternatives available to you from Heritage include Heritage Cash Trust which consists of the Money Market and Municipal Money Market Funds, Heritage Capital Appreciation Trust, Heritage Income-Growth Trust, Heritage Income Trust-High Yield Bond Fund and Heritage Series Trust, which consists of the Small Cap Stock, Value Equity, Growth Equity and Eagle International Equity Funds. We are pleased that many of you are also investors in these funds. For information and a prospectus for any of these funds, please contact your account executive. Please read the Prospectus carefully before you invest in any of the funds.

                                                               November 11, 1996

Dear Shareholders:

The past year has been an interesting period for both the fixed income markets and the Heritage Income Trust-Intermediate Government Fund.

The bond market has been exceptionally volatile over the past fiscal year. The domestic economy slowed to a near standstill in the fourth quarter of 1995, only to rebound in the first and second quarters of 1996. Along with the resurgence of growth, fears of renewed inflation were rekindled. As a result, bond yields rose sharply through the third quarter of 1996. The economy then slowed in the third quarter to a rate within the Federal Reserve's tolerance level and yields declined sharply.

The following table shows the progression of bond yields over the last four quarters as well as current levels:

                   MATURITY                 9/29/95    12/29/95    3/29/96    6/28/96    9/30/96    11/06/96
    --------------------------------------  -------    --------    -------    -------    -------    --------
    3 month...............................    5.41%      5.07%       5.14%      5.15%      5.03%      5.16%
    2 year................................    5.85%      5.15%       5.75%      6.11%      6.09%      5.73%
    5 year................................    6.02%      5.37%       6.08%      6.46%      6.45%      6.04%
    10 year...............................    6.18%      5.57%       6.32%      6.71%      6.70%      6.28%
    30 year...............................    6.50%      5.95%       6.67%      6.89%      6.92%      6.60%

On February 1, 1996 the Fund changed policies from those of a limited maturity government fund with a weighted average life ranging from one to five years to an intermediate government fund with a weighted average life ranging from three to ten years. Historically, intermediate bonds have offered nearly the same return as those of longer bonds but with significantly lower volatility of returns. This change in policy should allow the Fund to generate higher dividends than previously as long as the yield curve maintains its traditional relationship of rates increasing with maturity.

Until February 1, 1996 the Fund maintained a shorter portfolio of government bonds and stable mortgage securities, pursuant to its then current policies. In early February the Fund was restructured to emphasize the intermediate sector of the government markets. Agency mortgage backed pass-throughs and intermediate term U.S. Treasury issues were added to the Fund. These purchases were effected by the sale of shorter term U.S. Treasury issues. As a result, the average life of the Fund was increased from 2.3 years to 4.6 years.

Over the fiscal year, the Fund provided a total return of +3.24%. The Lehman Intermediate Government Corporate Index returned +5.13% for the same period. Because the Fund changed its structure in February, the comparison to an intermediate index for the whole year is not entirely valid. For the period of September 30, 1995 to January 31, 1996, the Fund returned +3.47% while the Lehman 1-3 Government Index returned +3.32%. For the period from January 31, 1996 to September 30, 1996, the Fund returned -0.22% while the Lehman Intermediate Government-Corporate Index returned +0.69%. The return of the combined indices, Lehman 1-3 Government from September 1995 to January 1996 and the Lehman Intermediate Government-Corporate Index from January 1996 to September 1996, was +4.03%. The timing of the structural change was in part the cause of the Fund's under performance, as well as a concentration on mortgage issues that did not perform as well as the corporate issues held in the index.

We continue to believe the economy is in the process of slowing and that bond yields should continue to decline into 1997. Although yields remain highly volatile, our outlook for a weaker economy and lower rates is still intact. We believe inflation should remain at 3% or lower for the year and as a result, we expect interest rates to be lower next year than they are today. With the recent move to the 7% yield level on the long bond, we extended the duration of the Fund and expect to maintain a duration greater than the Lehman Intermediate Government-Corporate Index to take advantage of falling rates.

Thank you for your continued confidence in Heritage Income Trust-Intermediate Government Fund.

                                           Sincerely,

                                           /s/ H. PETER WALLACE
                                           H. Peter Wallace, CFA
                                           Senior Vice President
                                           Heritage Asset Management, Inc.

                                     GRAPH

   _______            _ _ _ _        . . . .
  HERITAGE            LEHMAN         LEHMAN
   INCOME             BROTHERS       BROTHERS
   TRUST              1-3 YEAR     INTERMEDIATE
   9625                10000          10000
   9575                10030          10013
   9875                10316          10334
   9828                10560          10515
  10358                10908          10947
  10537                11157          11223
  10654                11373          11422
  11070                11750          11973
  11431                12182          12548
  11307                12199          12433
  11656                12550          12926
  11786                12917          13496
  11818                12944          13448
  11936                13225          13981
  11995                13373          14282
  11972                13557          14604
  12026                13644          14628
  12022                13575          14331
  11952                13577          14245
  12014                13712          14362
  12012                13712          14346
  12372                14166          14974
  12864                14615          15722
  13032                14834          15981
  13384                15198          16542
  13258                15256          16405
  13284                15417          16504
  13454                15674          16800



                                     GRAPH



                                _ _ _ _        . . . .
                  _______       1-3 YEAR     INTERMEDIATE
                  "HIT-G"       "LEHMAN"       "LEHMAN"

"04/03/96"        10000          10000          10000
"06/30/95"        10363          10317          10500
"09/30/95"        10490          10417          10673
"12/31/95"        10767          10728          11047
"03/31/96"        10652          10769          10956
"06/30/96"        10678          10883          11024
"09/30/96"        10809          11064          11220





     *AVERAGE ANNUAL TOTAL RETURNS FOR HERITAGE INCOME TRUST -- INTERMEDIATE
      GOVERNMENT FUND ARE CALCULATED IN CONFORMANCE WITH ITEM 22 OF FORM N-1A, WHICH ASSUMES THE REINVESTMENT OF DIVIDENDS, A SALES LOAD OF 3.75% FOR CLASS "A" SHARES AND A CONTINGENT DEFERRED SALES LOAD (CDSL) OF 1% FOR CLASS "C" SHARES ON REDEMPTIONS MADE WITHIN 12 MONTHS OF PURCHASE.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                          INTERMEDIATE GOVERNMENT FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

[CAPTION]

    PRINCIPAL                                                                                    MATURITY         MARKET
      AMOUNT                                                                                       DATE            VALUE
                                                                                                ----------      -----------
U.S. GOVERNMENT AND AGENCY SECURITIES -- 94.3%(A)
 U.S. TREASURIES -- 49.5%
        $1,000,000    U.S. Treasury Notes, 6.0%..............................................     09/30/98      $   998,203
         1,500,000    U.S. Treasury Notes, 6.875%............................................     08/31/99        1,522,968
         1,000,000    U.S. Treasury Notes, 6.25%.............................................     08/31/00          994,062
         1,500,000    U.S. Treasury Notes, 6.125%............................................     09/30/00        1,484,063
         1,000,000    U.S. Treasury Notes, 5.25%.............................................     01/31/01          958,125
         1,000,000    U.S. Treasury Notes, 6.25%.............................................     04/30/01          991,875
         1,000,000    U.S. Treasury Notes, 6.5%..............................................     08/31/01        1,001,250
         1,000,000    U.S. Treasury Notes, 7.0%..............................................     07/15/06        1,020,312
                                                                                                                -----------
                      Total U.S. Treasuries..................................................                     8,970,858
                                                                                                                -----------
 U.S. GOVERNMENT AGENCIES -- 44.8%
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 16.0%
         1,951,134    Pool #351468, Pass-Through, 7.5%.......................................     03/15/24        1,934,842
         1,009,103    Pool #421756, 7.0%.....................................................     08/01/26          971,577
                                                                                                                -----------
                                                                                                                  2,906,419
                                                                                                                -----------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 13.8%
         1,500,000    Pool #TBA, Pass-Through, 7.0%..........................................     10/01/11        1,481,250
         1,000,000    REMIC 1992-119E, Sequential Class, 8.0%................................     07/25/20        1,016,530
                                                                                                                -----------
                                                                                                                  2,497,780
                                                                                                                -----------
   FEDERAL HOME LOAN MORTGAGE CORPORATION -- 15.0%
           285,189    REMIC, 1164F PAC, 7.0%.................................................     03/15/05          285,751
            81,869    REMIC, 16C TAC, 10.0%..................................................     02/15/13           82,640
           500,000    REMIC, 1240-G PAC, 5.0%................................................     01/15/16          495,915
         1,918,667    Pool #C80379, Pass-Through, 7.0%.......................................     02/01/26        1,855,025
                                                                                                                -----------
                                                                                                                  2,719,331
                                                                                                                -----------
                      Total U.S. Government Agencies.........................................                     8,123,530
                                                                                                                -----------
                      Total U.S. Government and Agency Securities (cost $17,394,071).........                    17,094,388
                                                                                                                -----------
REPURCHASE AGREEMENT -- 12.9%(A)
Repurchase Agreement with State Street Bank and Trust Company, dated September 30, 1996, @
5.35%, to be repurchased at $2,330,346 on October 1, 1996, collateralized by $2,336,047
United States Treasury Notes, 5.375%, due November 30, 1997, (market value $2,378,496
including interest) (cost $2,330,000)........................................................                     2,330,000
                                                                                                                -----------
TOTAL INVESTMENT PORTFOLIO (COST $19,724,071)(B) 107.2%(A)...................................                    19,424,388
OTHER ASSETS AND LIABILITIES, NET, (7.2%)(A).................................................                    (1,308,387)
                                                                                                                -----------
NET ASSETS, 100.0%(A)........................................................................                   $18,116,001
                                                                                                                =============

-------------------
(a) Percentages are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized depreciation of $299,683, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $3,258 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $302,941.

PAC-Planned Amortization Class
REMIC-Real Estate Mortgage Investment Conduit
TAC-Targeted Amortization Class
TBA-To Be Announced

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
               HERITAGE INCOME TRUST-INTERMEDIATE GOVERNMENT FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

Assets
Investments, at market value (identified cost $17,394,071) (Note 1)......................                 $17,094,388
Repurchase agreement (identified cost $2,330,000) (Note 1)...............................                   2,330,000
Cash.....................................................................................                       2,882
Receivables:
  Investments sold.......................................................................                   1,036,906
  Interest...............................................................................                     114,919
  From Manager...........................................................................                      55,562
  Fund shares sold.......................................................................                         294
Deferred state registration expenses (Note 1)............................................                      10,630
Prepaid Insurance........................................................................                       1,830
                                                                                                          -----------
        Total assets.....................................................................                  20,647,411
Liabilities
Payables (Note 4):
  Investments purchased..................................................................  $2,485,165
  Fund shares redeemed...................................................................      11,470
  Accrued distribution fee...............................................................       5,117
  Other accrued expenses.................................................................      29,658
                                                                                           ----------
        Total liabilities................................................................                   2,531,410
                                                                                                          -----------
Net assets, at market value..............................................................                 $18,116,001
                                                                                                           ==========
Net Assets
Net assets consist of:
  Paid-in capital........................................................................                 $24,935,800
  Undistributed net investment income (Note 1)...........................................                     726,228
  Accumulated net realized loss (Notes 1 and 5)..........................................                  (7,246,344)
  Net unrealized depreciation on investments.............................................                    (299,683)
                                                                                                          -----------
Net assets, at market value..............................................................                 $18,116,001
                                                                                                           ==========
Class A Shares
Net asset value and redemption price per share ($17,531,167 divided by 1,930,426 shares
  of beneficial interest outstanding, no par value) (Notes 1 and 2)......................                       $9.08
                                                                                                                 ====
Maximum offering price per share (100/96.25 of $9.08)....................................                       $9.43
                                                                                                                 ====
Class C Shares
Net asset value, offering price and redemption price per share ($584,834 divided by
  64,575 shares of beneficial interest outstanding, no par value) (Notes 1 and 2)........                       $9.06
                                                                                                                 ====

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
               HERITAGE INCOME TRUST-INTERMEDIATE GOVERNMENT FUND
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

                                      Investment Income
---------------------------------------------------------------------------------------------
Income:
  Interest...................................................................................              $1,342,595
Expenses (Notes 1 and 4):
  Management fee.............................................................................  $ 105,455
  Distribution fee (Class A Shares)..........................................................     70,332
  Distribution fee (Class C Shares)..........................................................      2,265
  Professional fees..........................................................................     54,024
  Custodian/Fund accounting fees.............................................................     38,313
  Amortization of state registration expenses................................................     29,447
  Shareholder servicing fees.................................................................     13,244
  Reports to shareholders....................................................................     12,185
  Trustees' fees and expenses................................................................      7,547
  Insurance..................................................................................      4,262
  Other......................................................................................      2,867
                                                                                               ---------
    Total expenses before waiver and reimbursement...........................................    339,941
    Fees waived by Manager (Note 4)..........................................................   (105,455)
    Reimbursement from Manager...............................................................    (35,322)     199,164
                                                                                               ---------   ----------
Net investment income........................................................................               1,143,431
                                                                                                           ----------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain from investment transactions...............................................                 109,860
Net decrease in unrealized appreciation of investments during the year.......................                (549,553)
                                                                                                           ----------
        Net loss on investments..............................................................                (439,693)
                                                                                                           ----------
Net increase in net assets resulting from operations.........................................              $  703,738
                                                                                                            =========

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         FOR THE YEARS ENDED
                                                                               ---------------------------------------
                                                                               SEPTEMBER 30, 1996   SEPTEMBER 30, 1995
                                                                               ------------------   ------------------
Increase (decrease) in net assets:
Operations:
  Net investment income........................................................    $  1,143,431        $  1,614,516
  Net realized gain (loss) from investment transactions........................         109,860            (712,069)
  Net increase (decrease) in unrealized appreciation of investments during the
    year.......................................................................        (549,553)          1,324,202
                                                                               ------------------   ------------------
  Net increase in net assets resulting from operations.........................         703,738           2,226,649
Distributions to shareholders from:
  Net investment income, Class A Shares ($0.50 and $0.55 per share,
    respectively)..............................................................      (1,148,575)         (1,803,106)
  Net investment income, Class C Shares ($0.49 and $0.22 per share,
    respectively)..............................................................         (18,913)               (702)
Decrease in net assets from Fund share transactions (Note 2)...................      (5,986,251)        (16,931,280)
                                                                               ------------------   ------------------
Decrease in net assets.........................................................      (6,450,001)        (16,508,439)
Net assets, beginning of year..................................................      24,566,002          41,074,441
                                                                               ------------------   ------------------
Net assets, end of year (including undistributed net investment income of
  $726,228 and $721,566, respectively).........................................    $ 18,116,001        $ 24,566,002
                                                                               =================    =================

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
               HERITAGE INCOME TRUST-INTERMEDIATE GOVERNMENT FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                             CLASS A SHARES                  CLASS C SHARES
                                                                             FOR THE YEARS                  FOR THE PERIODS
                                                                                 ENDED                           ENDED
                                                                             SEPTEMBER 30,                   SEPTEMBER 30,
                                                               ------------------------------------------   ----------------
                                                               1996*     1995    1994*     1993     1992    1996*     1995+
                                                               ------   ------   ------   ------   ------   ------   -------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....................  $ 9.29   $ 9.10   $ 9.44   $ 9.84   $10.00   $ 9.27   $ 9.05
                                                               ------   ------   ------   ------   ------   ------   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)...................................    0.50     0.62     0.43     0.59     0.52     0.49     0.21
  Net realized and unrealized gain (loss) on investments.....   (0.21)    0.12    (0.40)   (0.44)    0.10    (0.21)    0.23
                                                               ------   ------   ------   ------   ------   ------   -------
  Total from Investment
    Operations...............................................    0.29     0.74     0.03     0.15     0.62     0.28     0.44
                                                               ------   ------   ------   ------   ------   ------   -------
LESS DISTRIBUTIONS:
  Dividends from net investment income.......................   (0.50)   (0.55)   (0.37)   (0.52)   (0.55)   (0.49)   (0.22)
  Distributions from net
    realized gains...........................................      --       --       --    (0.03)   (0.23)      --       --
                                                               ------   ------   ------   ------   ------   ------   -------
  Total Distributions........................................   (0.50)   (0.55)   (0.37)   (0.55)   (0.78)   (0.49)   (0.22)
                                                               ------   ------   ------   ------   ------   ------   -------
NET ASSET VALUE, END OF THE PERIOD...........................  $ 9.08   $ 9.29   $ 9.10   $ 9.44   $ 9.84   $ 9.06   $ 9.27
                                                               ======   ======   ======   ======   ======   ======   =======
TOTAL RETURN (%)(D)..........................................    3.24     8.47      .36     1.58     6.47     3.04     4.90 (c)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net assets(a)....    0.94     0.95     0.95     0.91     0.78     1.20     1.20 (b)
  Net investment income to average daily net assets..........    5.42     5.50     4.60     5.99     5.66     5.22     5.19 (b)
  Portfolio turnover rate....................................     135      162      214      150      123      135      162
  Net assets, end of the period ($ millions).................      18       24       41      102      111      0.6     0.07

---------------

   * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the year since use of the undistributed income method does not correspond with results of operations.
   + For the period April 3, 1995 (commencement of Class C Shares) to September
     30, 1995.
 (a) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.06, $.06, $.03, $.01 and $.02 per Class A Share for the five years ended September 30, 1996, respectively. The operating expense ratios including such items would have been 1.61%, 1.47%, 1.18%, 1.03% and 1.23% for Class A Shares for the five years ended September 30, 1996, respectively. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.06 and $.06 per Class C Share for the two periods ended September 30, 1996, respectively. The operating expense ratio including such items would have been 1.87% and 1.72% (annualized) for Class C Shares for the two periods ended September 30, 1996, respectively.
 (b) Annualized.
 (c) Not annualized.
 (d) Does not reflect the imposition of a sales charge.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
               HERITAGE INCOME TRUST-INTERMEDIATE GOVERNMENT FUND
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Income Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of two separate investment portfolios, the Intermediate Government Fund (the "Fund") (formerly known as the Limited Maturity Government Portfolio) and the High Yield Bond Fund (formerly known as the Diversified Portfolio). The Fund has an investment objective of high current income consistent with the preservation of capital. The Fund currently issues Class A and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 3.75% of the amount invested payable at the time of purchase. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions within one year after purchase. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. Financial statements for the High Yield Bond Fund are presented separately. The following is a summary of significant accounting policies:

        Security Valuation: The Fund values investment securities at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market, are valued on the basis of valuations furnished by independent pricing services or broker/dealers that utilize information with respect to market transactions in such securities or comparable securities, quotations from dealers, yields, maturities, ratings and various relationships between securities. Short term investments having a maturity of 60 days or less are valued at cost, which when combined with accrued interest included in interest receivable or discount earned, approximates market.

        Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price.

        Federal Income Taxes: The Fund is treated as a single corporate taxpayer as provided for in The Tax Reform Act of 1986, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

        Distribution of Income and Gains: Distributions of net investment income are made monthly. Net realized gains from investment transactions for the Fund during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

        Expenses: The Fund is charged for those expenses which are directly attributable to it, such as management fee, custodian/fund accounting fees, distribution fee, etc., while other expenses such as professional fees, insurance expense, etc., are allocated proportionately among the Funds. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are allocated to that class.

        State Registration Expenses: State registration fees are amortized based either on the time period covered by the registration or as related shares are sold, whichever is appropriate for each state.

        Capital Accounts: Distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary"), such accounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

        Other: Investment security transactions are accounted for on a trade date plus one basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both federal income tax and financial reporting purposes.

--------------------------------------------------------------------------------
               HERITAGE INCOME TRUST-INTERMEDIATE GOVERNMENT FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 2: FUND SHARES. At September 30, 1996, there was an unlimited number of shares of beneficial interest of no par value authorized.

        Transactions in Class A Shares of the Fund during the years ended September 30, 1996 and 1995, were as follows:

                                                                                   FOR THE YEARS ENDED
                                                                ----------------------------------------------------------
                                                                    SEPTEMBER 30, 1996             SEPTEMBER 30, 1995
                                                                --------------------------     ---------------------------
                                                                  SHARES         AMOUNT          SHARES          AMOUNT
                                                                ----------     -----------     ----------     ------------
        Class A Shares
        Shares sold...........................................     116,103     $ 1,074,406        261,509     $  2,378,159
        Shares issued on reinvestment of distributions........     107,141         986,398        174,641        1,583,746
        Shares redeemed.......................................    (929,766)     (8,580,559)    (2,312,072)     (20,959,770)
                                                                ----------     -----------     ----------     ------------
        Net decrease..........................................    (706,522)    $(6,519,755)    (1,875,922)    $(16,997,865)
                                                                                ==========                     ===========
        Shares outstanding:
          Beginning of the year...............................   2,636,948                      4,512,870
                                                                ----------                     ----------
          End of the year.....................................   1,930,426                      2,636,948
                                                                 =========                      =========

       Transactions in Class C Shares of the Fund for the year ended September 30, 1996 and from April 3, 1995 (commencement of Class C Shares) to September 30, 1995 were as follows:

                                                                                                     FOR THE PERIOD
                                                                                                      APRIL 3, 1995
                                                                                                    (COMMENCEMENT OF
                                                                    FOR THE YEAR ENDED             CLASS C SHARES) TO
                                                                    SEPTEMBER 30, 1996             SEPTEMBER 30, 1995
                                                                --------------------------     ---------------------------
                                                                  SHARES         AMOUNT          SHARES          AMOUNT
                                                                ----------     -----------     ----------     ------------
        Class C Shares
        Shares sold...........................................      60,267     $   559,648          7,432     $     68,909
        Shares issued on reinvestment of distributions........       2,016          18,326             76              702
        Shares redeemed.......................................      (4,889)        (44,470)          (327)          (3,026)
                                                                ----------     -----------     ----------     ------------
        Net increase..........................................      57,394     $   533,504          7,181     $     66,585
                                                                                ==========                     ===========
        Shares outstanding:
          Beginning of period.................................       7,181                             --
                                                                ----------                     ----------
          End of period.......................................      64,575                          7,181
                                                                 =========                      =========

Note 3: PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 1996, purchases, sales and paydowns of investment securities (excluding repurchase agreements and short-term obligations) aggregated $27,131,406, $32,283,208 and $978,101, respectively.

Note 4: MANAGEMENT, DISTRIBUTION, SHAREHOLDER SERVICING AGENT AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annual rate of 0.50% of the Fund's average daily net assets, computed daily and payable monthly. The agreement also provides for a reduction in such fees in any year to the extent that operating expenses of the Fund exceed applicable state expense limitations. From inception of the Fund, the Manager has reduced its investment advisory fees and reimbursed the Fund to the extent that operating expenses have exceeded amounts ranging from .60% to 1.15% of average daily net assets. Effective March 1, 1993, the Manager voluntarily agreed to waive its fee and, if necessary, reimburse the Fund to the extent that the Fund operating expenses exceed .95% for Class A Shares (1.20% for Class C Shares effective April 3, 1995), on an annual basis, of the Fund's average daily net assets attributable to each class of shares. This agreement is more restrictive than any state expense limitation. Under this agreement, management fees of $105,455 were waived and $35,322 of expenses were reimbursed for the year ended September 30, 1996. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ending September 30, 1998, the Fund may be required to pay the Manager a portion or all of the waived management fee. In addition, the Fund may be required to pay the Manager a portion or all of the management fees waived of $151,883 for the year ended September 30, 1995 if total Fund expenses fall below the annual expense limitations before the end of the year ending September 30, 1997.

--------------------------------------------------------------------------------
               HERITAGE INCOME TRUST-INTERMEDIATE GOVERNMENT FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        The Manager is also the Dividend Paying and Shareholder Servicing Agent for the Fund. The amount payable to the Manager for such expenses as of September 30, 1996 was $3,000. In addition, the Manager performs Fund accounting services and charged $29,201 during the current period of which $6,900 was payable as of September 30, 1996.

        Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $17,353 in front end sales charges and $150 in contingent deferred sales charges for the twelve months ended September 30, 1996. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.

        Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay Raymond James & Associates, Inc. (the "Distributor") a fee of up to .35% of the average daily net assets for Class A Shares. Under the Class C Distribution Plan the Fund may pay the Distributor a fee equal to .60% of the average daily net assets for Class C Shares. The Distributor, on Class C Shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker/dealer at the time of purchase. Such fees are accrued daily and payable monthly. During the year ended September 30, 1996 $70,332 and $2,265 were paid for distribution fees for Class A Shares and Class C Shares, respectively. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly-owned subsidiaries of Raymond James Financial, Inc.

        Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Income-Growth Trust, Heritage Capital Appreciation Trust, Heritage Series Trust and Heritage U. S. Government Income Fund, investment companies that are also advised by the Manager of the Fund (collectively referred to as the Heritage mutual funds). Each Trustee of the Heritage mutual funds who is not an interested person of the Manager receives an annual fee of $8,000 and an additional fee of $2,000 for each combined quarterly meeting of the Heritage mutual funds attended. Trustees' fees and expenses are shared equally by each of the Heritage mutual funds.

Note 5: FEDERAL INCOME TAXES. For the year ended September 30, 1996, to reflect reclassifications arising from permanent book/tax differences primarily attributable to market discount, the Fund credited accumulated net realized loss and debited undistributed net investment income $28,719. As of September 30, 1996, the Fund has net tax basis capital loss carry forwards of $7,246,344, which may be applied against any realized net taxable gains until their expiration dates of September 30, 2001 ($388,071), September 30, 2002 ($3,838,721), September 30, 2003
        ($2,492,779) and September 30, 2004 ($526,773).

--------------------------------------------------------------------------------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Heritage Income Trust-Intermediate Government Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Income Trust-Intermediate Government Fund (the "Fund") at September 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended September 30, 1995, including the financial highlights for each of the periods indicated, were audited by other independent accountants whose report dated November 27, 1995 expressed an unqualified opinion on those statements.

/s/ Price Waterhouse

PRICE WATERHOUSE LLP
Tampa, Florida

November 12, 1996

     Heritage Income Trust
     Intermediate Government Fund
     P.O. Box 33022
     St. Petersburg, FL 33733

     --------------------------------------------

     Address Change Requested

     This report is for the information of shareholders of Heritage Income Trust -- Intermediate Government Fund.
     It may also be used as sales literature when preceded or accompanied by a prospectus.

     4M 11/96 (LOGO) Printed on recycled paper

                                 [HERITAGE LOGO]

                                  INTERMEDIATE
                                GOVERNMENT FUND
A MUTUAL FUND SEEKING
HIGH CURRENT INCOME CONSISTENT
WITH THE PRESERVATION OF CAPITAL

ANNUAL REPORT
and Investment Performance
Review for the Year Ended
SEPTEMBER 30, 1996

A member of the
Heritage Family of Mutual Funds(TM)